                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event report)               20-Mar-98

      TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-3), Class A-1, Class A-2, and Class A-3.

                            TMS Auto Holdings, Inc.
      --------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware
      New Jersey                         333-14075-02            Applied For
      ----------                         ------------            -----------

      State or other                     (Commission             (IRS Employer
      jurisdiction of                    File Number)            ID Number)
      incorporation)



      2840 Morris Avenue, Union, New Jersey                       07083
      -----------------------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                                   908-686-2000
                                                             -------------

                                      n/a
      --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

             Item 5          Other Events
                             ------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Mar-98


             Item 7          Financial Statements and Exhibits
                             ---------------------------------

             The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                THE MONEY STORE AUTO TRUST
                                                ASSET BACKED SECURITIES, 1997-3


                                                By /s/ James K. Ransom
                                                -----------------------
                                                       James K. Ransom
                                                       Vice President







      Dated:  03/31/98

                       THE MONEY STORE AUTO TRUST 1997-3
                        0.00% Asset Backed Certificates
                          Certificateholder Statement

       IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
       TO SERIES 1997 - 3 FOR THE MARCH 13, 1998 DETERMINATION DATE

              DISTRIBUTION DATE  03/20/98    MONTHLY PERIOD         Feb-98

A.  Information Regarding the Current Monthly Distribution:

    I.    CERTIFICATES
             (a)  The aggregate amount of the distribution to
                  Certificateholders                                                        0.00

             (b)  The amount of the distribution set forth in A. 1. (a) above in
                  respect of interest on the Certificates                                   0.00

             (c)  The amount of the distribution set forth in A. 1. (a) above in
                  respect of principal on the Certificates                                  0.00

             (d)  The amount of the distribution in A.1. (a) payable
                  pursuant to a claim on the Certificate Policy                             0.00

             (e)  The remaining outstanding balance available to
                  be drawn under the Certificate Policy                                     0.00

             (f)  The amount of the distribution set forth in paragraph
                  A.1. (a) above per $1,000 interest in the Certificates               0.0000000

             (g)  The amount of the distribution set forth in paragraph
                  A.1. (b) above per $1,000 interest in the Certificates               0.0000000

             (h)  The amount of the distribution set forth in paragraph
                  A.1. (c) above per $1,000 interest in the Certificates               0.0000000

             (i)  The amount of the distribution set forth in paragraph
                  A.1. (d) above per $1,000 interest in the Certificates               0.0000000

B.  Information Regarding the Performance of the Trust:

    I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

             (a)  The Pool Balance as of the close of business
                  on the last day of the Monthly Period                           115,159,045.99

             (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                  Paragraph A.1. (c)                                                        0.00

             (c)  The Certificate Factor after giving affect to the payments
                  set forth in paragraph A.1. (c)                                      0.0000000

             (d)  The amount of aggregate Realized Losses for the
                  second preceding Month Period                                     1,030,650.98

             (e)  The aggregate Purchase Amount for all Receivables that
                  were repurchased in the Monthly Period                                    0.00


   2.    SERVICING FEE
            (a)  The aggregate amount of the Servicing Fee paid to the
                 Servicer with respect to the preceding Monthly Period                     285,667.34

   3.    PAYMENT SHORTFALLS

            (a)  The amount of the Certificateholders' Interest Carryover
                 Shortfall after giving effect to the payments set forth in
                 Paragraph A. 1. (b) above                                                       0.00
            (b)  The amount of the Certificateholder's Interest Carryover
                 Shortfall set forth in paragraph B.3. (a) above per $1,000
                 interest with respect to the Certificate:                                  0.0000000
            (c)  The amount of the Certificateholders' Principal Carryover
                 Shortfall after giving effect to the payments set forth in
                 Paragraph A.1. (b) above                                                        0.00
            (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                 set forth in paragraph B.3. (a) above per $1,000 interest with
                 respect to the Certificate:                                                     0.00

   4.  TRANSFER OF SUBSEQUENT RECEIVABLES

            (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                 therefrom on such Distribution Date                                             0.00

            (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                 therefrom on such Distribution Date                                             0.00

            (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                 therefrom on such Distribution Date                                             0.00

            (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                 the Certificates:                                                          0.0000000

            (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                 Certificateholders per $1,000 interest in the Certificates:                0.0000000

            (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                 Certificateholders per $1,000 interest in the Certificates:                0.0000000

   5.       (a)  The aggregate amount of collections by the Servicer during the
                 preceding Monthly Period                                                4,361,243.36

            (b)  The aggregate amount which was received by the Trust from the
                 Servicer during the preceding Monthly Period                            4,361,243.36

            (c)  The aggregate amount of reimbursements to the Security
                 Insurer during the preceding Monthly Period                                     0.00

            (d)  The amount of Receivables that are delinquent for over:
                    30 days                                                              9,985,914.38
                    60 days                                                              3,392,823.85
                    90 days                                                              1,132,929.04

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying
Certificateholder Statement.


                  THE MONEY STORE AUTO FINANCE INC.



                  BY:           /s/ Harry Puglisi
                              --------------------------
                              HARRY PUGLISI
                              TREASURER

                       THE MONEY STORE AUTO TRUST 1997-3
                Class A-1 5.69% Money Store Asset Backed Notes
                      Class A-2 6.115% Asset Backed Notes
      Class A-3 6.3% Asset Backed Notes             **  Revised 03/17/98


          IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
                 AS OF AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC.
                       REPORTS THE FOLLOWING INFORMATION PERTAINING
            TO SERIES 1997 - 3 FOR THE MARCH 13, 1998 DETERMINATION DATE

               DISTRIBUTION DATE   03/20/98   MONTHLY PERIOD         Feb-98


A.       Information Regarding the Current Monthly Distribution:

         I.    NOTES

                  (a)  The aggregate amount of the distribution with respect to:
                           Class A-1 Notes                                      3,540,551.19 **
                           Class A-2 Notes                                        328,936.04
                           Class A-3 Notes                                        203,175.00

                  (b)  The amount of the distribution set forth in paragraph
                       A. 1. (a) above in respect of interest on:
                           Class A-1 Notes                                         71,956.83 **
                           Class A-2 Notes                                        328,936.04
                           Class A-3 Notes                                        203,175.00

                  (c)  The amount of the distribution set forth in paragraph
                       A. 1. (a) above in respect of principal of:
                           Class A-1 Notes                                      3,192,361.74
                           Class A-2 Notes                                              0.00
                           Class A-3 Notes                                              0.00

                  (d)  The amount of the distribution in A. 1. (a) payable
                       pursuant to a claim on the Note Policy with respect to:
                           Class A-1 Notes                                              0.00
                           Class A-2 Notes                                              0.00
                           Class A-3 Notes                                              0.00

                  (e)  The remaining outstanding balance available to be
                       drawn under the Note Policy                              4,072,662.23

                  (f)  The amount of the distribution set forth in paragraph
                       A. 1. (a) above per $1,000 interest in:
                           Class A-1 Notes                                       111.5134233 **
                           Class A-2 Notes                                         5.0958333
                           Class A-3 Notes                                         5.2500000

                  (g)  The amount of the distribution set forth in paragraph
                       A. 1. (b) above per $1,000 interest in:
                           Class A-1 Notes                                         2.2663569 **
                           Class A-2 Notes                                         5.0958333
                           Class A-3 Notes                                         5.2500000

                  (h)  The amount of the distribution set forth in paragraph
                       A. 1. (c) above per $1,000 interest in:
                           Class A-1 Notes                                       100.5468265
                           Class A-2 Notes                                         0.0000000
                           Class A-3 Notes                                         0.0000000

                  (i)  The amount of the distribution set forth in paragraph
                       A. 1. (d) above per $1,000 interest in:
                           Class A-1 Notes                                         0.0000000
                           Class A-2 Notes                                         0.0000000
                           Class A-3 Notes                                         0.0000000

                  (j)  Prior to the Parity Date, from the Available Funds, to the Note Distribution Account the amount of the
                       distribution set forth in paragraph A. 1. (a)
                       above in respect of principal of:
                           Class A-1 Notes                                          276,232.62 **
                           Class A-2 Notes                                                0.00
                           Class A-3 Notes                                                0.00

                  (k)  The amount of the distribution set forth in
                       paragraph A. 1. (j) above per $1,000 interest in:
                           Class A-1 Notes                                           8.7002400 **
                           Class A-2 Notes                                           0.0000000
                           Class A-3 Notes                                           0.0000000

B.       Information Regarding the Performance of the Trust:

         1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                  (a)  The Pool Balance at the close of business
                       on the last day of the Monthly Period                    115,159,045.99

                  (b)  The aggregate outstanding principal amount of each
                       Class of Notes after giving effect to payments
                       allocated to principal as set forth in
                       Paragraph A.1 (c) and (j) above with respect to:
                           Class A-1 Notes                                       12,790,794.23 **
                           Class A-2 Notes                                       64,550,000.00
                           Class A-3 Notes                                       38,700,000.00

                  (c)  The Note Pool Factor for each Class of Notes after
                       giving effect to the payments set forth in paragraph
                       A.1 (c) with respect to:
                           Class A-1 Notes                                           0.4028597 **
                           Class A-2 Notes                                           1.0000000
                           Class A-3 Notes                                           1.0000000

                  (d)  The amount of aggregate Realized Losses for the
                        second preceding Monthly Period                           1,030,650.98

                  (e)  The aggregate Purchase Amount for all Receivables
                       that were repurchased in the Monthly Period                        0.00

         2.    SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                       Servicer with respect to the preceding Monthly Period        285,667.34

         3.    PAYMENT SHORTFALLS

                  (a)  The amount of the Noteholders' Interest Carryover
                       Shortfall after giving effect to the payments set
                       forth in paragraph A. 1. (b) above with respect to:
                           Class A-1 Notes                                                0.00
                           Class A-2 Notes                                                0.00
                           Class A-3 Notes                                                0.00

                  (b)  The amount of the Noteholders' Interest  Carryover
                       Shortfall set forth in paragraph B.3. (a) above per
                       $1,000 interest with respect to:
                           Class A-1 Notes                                           0.0000000
                           Class A-2 Notes                                           0.0000000
                           Class A-3 Notes                                           0.0000000

                  (c)  The amount of the Noteholders' Principal Carryover
                       Shorfall after giving effect to the payments set forth
                       in Paragraph A. 1. (b) above with respect to:
                           Class A-1 Notes                                                0.00
                           Class A-2 Notes                                                0.00
                           Class A-3 Notes                                                0.00

                  (d)  The amount of the Noteholders' Principal Carryover
                       Shortfall set forth in Paragraph B.3. (a) above per
                       $1,000 interest with respect to:
                           Class A-1 Notes                                           0.0000000
                           Class A-2 Notes                                           0.0000000
                           Class A-3 Notes                                           0.0000000

4.    Transfer of Subsequent Receivables
         (a)  Aggregate amount on deposit in the Pre-Funding
              Account on such Distribution Date after giving effect
              to all withdrawals therefrom on such Distribution Date                   0.00

         (b)  Aggregate amount on deposit in the Capitalized
              Interest Account on such Distribution Date after giving
              effect to all withdrawals therefrom on such Distribution
              Date                                                                     0.00

         (c)  Aggregate amount on deposit in the Pre-Funding
              Account on the final Subsequent Transfer Date after
              giving effect to all withdrawals therefrom on such
              Distribution Date                                                        0.00

         (d)  the amount set forth in paragraph B.4 (a) per $1,000
              interest in:
                  Class A-1 Notes                                                 0.0000000
                  Class A-2 Notes                                                 0.0000000
                  Class A-3 Notes                                                 0.0000000

         (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                 0.0000000
                  Class A-2 Notes                                                 0.0000000
                  Class A-3 Notes                                                 0.0000000

         (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                 0.0000000
                  Class A-2 Notes                                                 0.0000000
                  Class A-3 Notes                                                 0.0000000

         (g)  The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
              Class A-1 Notes                                                          0.00

         (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
              Class A-1 Notes                                                     0.0000000

5.       (a)  The aggregate amount of collections by the Servicer
              during the preceding Monthly Period                              4,361,243.36

         (b)  The aggregate amount which was received by the
              Trust from the Servicer during the preceding Monthly
              Period                                                           4,361,243.36

         (c)  The aggregate amount of reimbursements to the
              Security Insurer during the preceding Monthly
              Period                                                                   0.00

         (d)  The amount of Receivables that are delinquent for
              over:
                       30 days                                                 9,985,914.38
                       60 days                                                 3,392,823.85
                       90 days                                                 1,132,929.04

6.       Other Information
         Weighted Average Coupon (WAC)                                               19.188%

         Weighted Average Remaining Terms (WARM)                                      49.49

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying Noteholder Statement.

                                   THE MONEY STORE AUTO FINANCE INC.






                                   BY: /s/ Harry Puglisi
                                       -----------------
                                       HARRY PUGLISI
                                       TREASURER